Exhibit 99.1

FTN Midwest Securities Small & Mid Cap Bank Conference September 6, 2007 FINANCIAL CORPORATION®

Forward-Looking Statements: Statements contained in this presentation, which are not historical facts, are forward-looking statements.  In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgement of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties.  Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Executive Management Team Years of Current Name Experience Position Robert R. Hill, Jr. 12/18 CEO  John C. Pollok 12
/18 COO & CFO  Joe E. Burns 7/30 CCO  Richard C. Mathis 7/23 CRO  John F. Windley 5/31President SCBT  Thomas S. Camp 9/32 President SCBT  Piedmont

$2.27 billion bank founded in 1934 45 financial centers 16 S.C. Counties Opened 15 new offices in the last 5 years

SCBT Financial  Corporation Profile Third largest independent commercial bank headquartered in South Carolina Eighth largest commercial bank in South Carolina1 Operates in 5 of the top 50 income and population growth MSA’s in the southeastern United States. Mission: To be South Carolina’s premier community bank and a top-performing bank in the southeast. 1 Source: FDIC Website as of June 30, 2006

At A Glance Closing Price as of 8-30-2007 $36.33 6-30-07 Earnings per share $  0.60 Book Value (6-30-2007)$18.47 Price / Ea\
rnings (TTM) 16.2x Market Capitalization at 8-30-2007 ~$334MM Listed on the NASDAQ Global Select Market

What Makes Us Successful? Customers Employees Community Involvement Management/Board

Business Model  Community Banking Local Decisions Centralized Processes Experienced Relationship Managers & Employees “South Carolina’s Bank”\

YTD 2007 Accomplishments Net Income of $10.8 million – Up 10.2% YOY. Diluted EPS of $1.17 – Up 10.1% YOY. Total Assets of $2.27 billion – Up 9.9% YOY. Paid 5% common stock dividend. Opened full-service branch in Myrtle Beach market. Opened full-service branch in Charleston market. Opening a full-service branch in Lexington market. Non-interest income up 17% QOQ 2Q‘07 to 2Q‘06; and up 19% YOY.

Deposit Market Share Deposits  Market Rank Institution ($000)  Share  Branches  1 Wachovia (NC) $8,461,441 20.77%107   2 Bank of America (NC) 5,677,114 13.94 86   3 BB&T (NC) 5,490,144 13.48  90   4 South Financial Group (SC)  4,025,731 9.88 57   5 Synovus Financial (GA)  2,670,902  6.56 35   6 First Citizens Bancorp (SC)  2,317,551 5.69 88   7 South Carolina Bank & Trust   1,623,239  3.99  45   8 First Financial Holdings (SC)  906,783   2.23 51   9 SunTrust Bank (GA) 754,456 1.85  35  10 CNB Corp. (SC) 685,227  1.68 15  Source: SNL Financial & Keefe, Bruyette and Woods.Deposit data as of 6/30/2006

Selected MSA Statistics SCBT Financial Center Locations Sources: SunTrust Robinson Humphrey, Inc.; Keefe, Bruyette & Wo
ods; Federal Deposit Insurance Corporation Charlotte, NC Savannah, GA Augusta, GAWilmington, NC

Demographics – Population & Income Projected Change in Population 2006-2011 (%) Projected Median Household Income 2011 ($)Source:  SNL Financial & Keefe Bruyette Wood Population and median household income are deposit weighted 10 7.5 2.5 0 9.4 9 6.7 SCBT Southeast United States $60,00 $50,000 $40,000 $30,000 $20,000 $10,000 $0 $52,246 $55,026 $60,704

Projected Population Growth 2006-2011 Less than 0%   0% - 5%   5% - 10%   Greater than 10% SCBT Financial Center Locations Source: Keefe, Bruyette & Woods National Average: 6.7%

Building The Carolinas' Premier Community Bank Transaction Overview August 30, 2007

Transaction Overview – Summary Terms Consideration Mix: 939,372 shares of SCBT common stock issued Fixed exchange ratio: 0.993x $9.4 million in aggregate cash consideration (includes cash-out value of options) Approximately 85% stock / 15% cash  (1) Based on consideration mix and SCBT’s 10-day average closing stock price of $36.25 as of August 29, 2007.  Transaction Structure: Merger of TSB Financial Corporation into SCBT Financial Corporation The Scottish Bank to operate as a bank subsidiary Transaction Value: $35.74 blended price per share (1) $43.4 million in the aggregate  Due Diligence: Completed Anticipated Closing: Q4’ 2007 Other Terms: Subject to TSB shareholder approval as well as customary regulatory approvals

Transaction Overview – Strategic Rationale

Enhances Overall Banking Franchise

- Further positions SCBT in high-growth, demographically-attractive markets

	Total Deposits (1): 2001	Total Deposits (1): 2006	5-Year CAGR
Former Corporate Headquarters (2)			
Orangeburg County, South Carolina	$253,147	$319,680	4.78%
Current Corporate Headquarters			
Columbia, South Carolina (3)	$42,756	$154,110	29.23%
High-Growth Expansion Markets			
Coastal South Carolina (4)	$355,861	$637,518	12.37%
Charlotte / Rockhill (5)	$83,466	$361,779	34.09%
Upstate South Carolina (6)	$35,354	$172,709	37.33%
Total Deposits	**$859,656**	**$1,786,217**	**15.75%**

Deposit Markets: 2001



10%
4%
10%
29%
5%
42%



Orangeburg County
Columbia
Coastal South Carolina
Charlotte / Rockhill
Upstate South Carolina
Other

Deposit Markets: 2006



10%
8%
18%
9%
20%
35%

(1) Based on FDIC deposit data. 2006 data is pro forma for the acquisition of TSB Financial Corporation. Dollar amounts in thousands.
(2) SCBT Financial Corporation moved from it's former headquarters in 2002 to its new location in Columbia, South Carolina.
(3) Consists of Lexington and Richland Counties.
(4) Consists of Beaufort, Berkeley, Charleston, Colleton, Dorchester, Georgetown, Horry and Jasper Counties.
(5) Consists of Lancaster, Mecklenburg and York Counties. 2006 data is pro forma for the acquisition of TSB Financial Corporation.
(6) Consists of Greenville County.
DataSource: SNL Financial

16

SCBT

Transaction Overview – Strategic Rationale

Results in Top 10 Deposit Market Share in the Charlotte MSA

- Population: 1.6 million; Total deposits: $94.0 billion
- Historical population growth of 22% – approximately 2.5x the national average
- 5th highest median household income in the Southeast

Branch Map



TSBC
SCBT
Cornelius
Huntersville
Kannapolis
Concord
Cabarrus
Mecklenburg
Gaston
Gastonia
Charlotte
Mint Hill
Matthews
Indian Trail
Monroe
Union
York
Rock Hill

Deposit Market Share – Charlotte MSA (1)

MSA: Charlotte
Deposits: $93,953,456

2006 Rank	Institution	Type	Branch Count	Deposits in Market ($000s)	2006 Market Share (%)	2005 Market Share (%)
1	Wachovia Corp. (NC)	Bank	86	$60,486,030	64.38	62.03
2	Bank of America Corp. (NC)	Bank	57	21,703,919	23.10	26.65
3	BB&T Corp. (NC)	Bank	54	2,999,457	3.19	2.93
4	Fifth Third Bancorp (OH)	Bank	34	2,229,037	2.37	2.32
5	SunTrust Banks Inc. (GA)	Bank	35	1,239,512	1.32	1.37
6	Royal Bank of Canada	Bank	18	1,116,922	1.19	0.87
7	First Citizens BancShares Inc. (NC)	Bank	30	902,066	0.96	0.93
8	**Pro Forma Company**	**Bank**	**9**	**361,744**	**0.38**	**0.34**
8	Citizens South Banking Corp. (NC)	Thrift	10	336,583	0.36	0.35
9	American Community Bancshares (NC)	Bank	10	318,877	0.34	0.32
10	First Trust Bank (NC)	Bank	2	261,252	0.28	0.23
	Top 10 Institutions		**336**	**$91,593,655**	**97.49**	**98.00**
11	**SCBT Financial Corp. (SC)**	**Bank**	**5**	**199,689**	**0.21**	**0.19**
15	**TSB Financial Corp. (NC)**	**Bank**	**4**	**162,055**	**0.17**	**0.15**

(1) FDIC data as of June 30, 2006
DataSource: SNL Financial, FDIC

17

Transaction Overview – Strategic Rationale North Carolina Banking Franchise Offers Significant Organic and Acquisitive Growth Potential Only 5 banks under $10 Billion in Assets operate in both North and South Carolina (1)  Note:  Dollar values in thousands. (1) Includes SCBT Financial Corporation. (2) The “Big 4” consists of Bank of America Corporation, BB&T Corporation, SunTrust Banks, Inc. & Wachovia Corporation. North Carolina Banking Franchise Offers Significant Organic and Acquisitive Growth Potential North Carolin South Carolina Total Deposits ($B) $195,193 $59,153 % Controlled by the "The Big 4"(2) 73.1% 44.9% Population 9,068,106 4,425,765 '00-'07 Population Growth 12.7% 10.3% '07-'12 Proj. Population Growth 8.9% 7.2% Median Household Income $49,687 $46,513 '00-'07 Median HHI Growth 26.8% 25.3% '00-'12 Proj. HHI Growth 17.5% 16.6% Banks < $500mm in Assets 22 14 Banks < $1B in Assets 34 22

Transaction Overview – Strategic Rationale SOUNDNESS Net Charge-offs / Average Total Loans Source: BHC Performance Report0.16% 0.11% 0.09%  0.00%0.05%0.10%0.15%0.20%0.25%0.30%0.35%0.40%

SOUNDNESS 2005        2006       1Q 2007   2Q 2007    Non-Performing Assets /  Total Loans & OREO*  0.30%      0.30% 0.25% 0.28% Allow. Loan Losses / Total Loans*  1.30%      1.29%1.29%    1.29% Allow. Loan Losses /  Non-Performing Loans*       469%       492% 581%     542% Net Charge-offs / Average Loans      0.11%      0.16%0.11%     0.09% * Period end date Loan data excludes mortgage loans held for sale

PROFITABILITY  Earnings Per Share and Net Income Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. $21,000$18,000$15,000$12,000$9,000$6,000$3,000$01.62$13,834$14,786$14,016$16,655$19,805$10,781$1.64 $1.17$2.40$2.10$1.80$1.50$1.20$0.90$0.60$0.30$0.002002 2003 2004 2005 2006 Jun-07Net In
come EPS$2.15$1.73$1.93$

Fee Income By Type 2004        2005         2006     6/30/07 Deposit Service Fees                                                                                                                      $11,854    $12,473    $13,377      $7,043 Secondary Mtg. Orig Fees   3,892        5,054         5,613       3,385 Wealth Management   1,422        1,695         2,148       1,274 Bankcard Services Income   1,690        2,647         3,422       2,016 Other *   2,026        1,986         2,149       1,364 Total Non-interest Income$20,884    $23,8
47     $26,709   $15,082 *Excludes $1,766 gain on sale of fixed assets in 2004.

Year-Over-Year EPS Growth Source:  FTN Midwest Securities Corp.  -35%-30%-25%-20%-15%-10%-5%0%5%10%15%20%1Q 06 2Q 06 3Q 06
4Q 06 1Q 07 2Q 07Super Regional Banks Regional BanksSmall Cap Banks SCBT Financial CorporationThrifts

PROFITABILITY Return on Average Equity 14.09%13.72%12.20%13.19%15.20%12.72%16.54%12.87%16.45%13.27%16.82%0.00%4.00%8.00%12.00%16.00%20.0
0%2002 2003 2004 2005 2006 1Q 2007 2Q 2007Return on Avg. Equity Return on Tangible Equity

PERFORMANCE DRIVERS Net Interest Margin – SCBT / Peer Source: BHC Performance Report 4.12% 3.94% 3.99%  5.00%2002 2003 2004 2005 2006 1Q 2007 2Q 2007 3.00
%3.50%4.00%4.50%5.00%SCBTFC Peers

Checking Account Growth 15% CAGR 13.3 16.4 17.6 25 2004 2005 2006 Jun-07 Number of New Checking Accounts (000's) 2.5 2.9 3.4 10.8 13.5 14.2 8.2 1.9 0 5 10 15 20 2004 2005 2006 Jun-07

GROWTH - Total Assets 16.3% CAGR $2,400 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 $1,145 $1,198 $1,439 $1,926 $2,178 $2,243 $2,275 2002 2003 2004 2005 2006 1Q
2007 2Q 2007 (in Millions)

DIVERSIFICATION  Loan Mix As of June 30, 2007 Consumer Installment 7.31% Owner Occupied RE 40.89% Commercial RE 38.44% Commercial & Industrial 13.36%

Commercial Real Estate As of June 30, 2007 Consumer Lot Loans 8.25% As of June 30, 2007 Consumer Installment 7.31% Owner Occupied RE 40.89% Commercial RE 38.44% Commercial & Industrial 13.3

Owner Occupied Real Estate As of June 30, 2007 Consumer Installment 7.31% Owner Occupied RE 40.89% Commercial RE 38.44% Commercial & Industrial 13.36% Consumer - Owner Occupied 2nd Lien 8.27% Commercial - Owner Occupied 13.39% Consumer - Owner Occupied 1st Lien 13.01% Other 6.22%\

GROWTH - Total Deposits 14.2% CAGR $898 $946 $1,174 $1,473 $1,707 $1,716 $1,783 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2002 2003 2004 2005 2006 1Q 2007 2Q 2007

GROWTH – Core Deposits 13.2% CAGR $1,600 (in Millions) 2002 2003 2004 2005 2006 1Q 2007 2Q 2007 $0 $200 $400 $600 $800 $1,000 $1,200 $749 $812 $1,012 $1,204 $1,335 $1,35
0 $1,414

OPERATING EFFICIENCY 65.22% 66.49% 66.30% 30 35 40 45 50 2004 2005 2006 30.00% 40.00% 50.00% 60.00% 70.00% Number of Branches Efficiency Ratio

Ten-Year Asset Growth (in thousands) $565,558 $750,077 $872,398 $969,848 $1,025,682 $1,144,948 $1,197,692 $1,436,977 $1,925,856 $2,178,413 $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 $1,500,000 $1,750,000 $2,000,000 $ 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2,250,000

6,446 $8,271 $7,640 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Market Capitalization Over Ten Years Ten-Year Net Income Growth (in thousands) $98,806,244 $159,143,511 $132,396,639 $80,105,617 $120,586,067 $169,358,265 $217,693,785 $260,122,042 $284,589,548 $363,849
,963 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $ 400,000,000

Price Performance & Analyst Recommendations As of June 30, 2007 Source: Yahoo! Finance and Keefe, Bruyette & Woods Price data is adjusted for Stock Splits and Dividends Peers include 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion. Analyst July 2007 Recommendation  SunTrust Robinson Humphrey OUTPERFORM FIG Partners BUY FTN Midwest Securities Corp. BUY Keefe, Bruyette, & Woods HOLD Sandler, O’Neill & Partners HOLD 8% 36.08% 24.43% 24.43% 63.74% 63.74% 5 year 5 year 16.78% 16.78% -2.57% 2.57% 42.08% 42.08% 3 year 3 year 5.16% 5.16% -8.57% 8.57% 9.15% 9.15% 1 year 1 year Nasdaq Bank Nasdaq Bank Index Index Peer Peer Average Average SCBT SCBT

INVESTOR CONTACTS Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating and Financial Officer Richard C. Mathis Executive Vice President and  Chief Risk Officer SCBT Financial Corporation 520 Gervais Street Columbia, South Carolina  29201 803-771-2265 www.scbtonline.com